UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 18, 2017

MAGELLAN GOLD CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Nevada	_333-174287	27-3566922
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

2010A Harbison Drive # 312, Vacaville, CA  95687
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (707) 884-3766

______________________________________________________

(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company[ X ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [     ]

ITEM 5.02APPOINTMENT OF CFO/SECRETARY/TREASURER

Magellan Gold Corporation (OTC.QB)(the “Company”) announced that effective September 18, 2017, the Board of Directors appointed Michael P. Martinez to serve as the Company’s CFO, Secretary and Treasurer, initially on a consulting basis.  Mr. Martinez replaces John Power, who recently stepped down from these positions.

The following is a summary of Mr. Martinez’s biographical information:

Michael P. Martinez, age 48, currently is employed as the Chief Financial Officer for GandyDancer, LLC, a company that operates in heavy construction including excavation and earthwork.  Mr. Martinez previously served as a Financial Reporting Manager at Ernest Healthcare, which operates twenty-six hospitals in 11 states for inpatient rehabilitation and long-term acute care, and was employed by Santa Fe Gold Corporation as CFO and Treasurer where he was   responsible for set-up and configuration of accounting and financial reporting systems, implementation and oversight of disclosure controls and procedures, and preparation of periodic reports to the U.S. Securities and Exchange Commission including annual 10-K and quarterly 10-Q reports.  Mr. Martinez was also a principal of Martinez Financial Group, providing merchant banking services including capital formation and corporate finance advisory functions for commercial enterprises.

Mr. Martinez graduated Cum Laude from the University of Arizona with a B.S. in Business Administration.  He is a certified public accountant and a member of the New Mexico Society of CPAs.

Mr. Martinez shall be paid $11,000 for the initial 3-month period of consultancy services as CFO.  Thereafter, Mr. Martinez’s status may change from a consultant to an employee at the sole discretion of the Company.  He will receive no additional compensation for his service as Secretary and Treasurer of the Company.

ITEM 7.01REGULATION FD DISCLOSURE

On September 18, 2017, the Company issued a press release announcing the appointment of Michael Martinez as CFO, Secretary and Treasurer of the Company.  A copy of the press release is filed herewith as Exhibit 99.1.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, The Company makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibit 99.1, that is required to be disclosed solely by Regulation FD.

ITEM 9.01EXHIBITS

Item	Title

99.1	Press Release dated September 18, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Magellan Gold Corporation

Date: September 20, 2017	By: /s/ W. Pierce Carson W. Pierce Carson, President